Exhibit 99.3

NASDAQ: BTCS

BTCS

BTCS

Company Primer

A 101 on how BTCS earns on-chain revenue: Imperium, Builder+, NodeOps, and the blockchain basics behind them.

BTCS

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements regarding revenue and gross-profit growth and targets, margin expansion, the scalability of the Company's business model, expectations for Imperium and its liquidity-provision and multi-chain (including Base) strategies, the use of governed leverage and collateralization, planned risk-management and hedging activities, and the Company's market positioning and long-term value creation.

Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intend," "target," "positioned," "plan" and similar expressions identify forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties, many beyond the Company's control, including: volatility in digital-asset prices, including ETH, and concentration risk from the Company's Ethereum-first strategy; regulatory developments affecting digital assets, DeFi protocols and Layer-2 networks; risks of the Company's use of leverage and collateralization, including collateral-liquidation, impermanent-loss and liquidity risks; smart-contract, counterparty, custody and cybersecurity risks; the risk that revenue or profitability targets are not achieved; and other risks in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Reports on Form 10-Q.

Unless otherwise noted, financial results and financial-position information for the quarter and nine months ended September 30, 2026 are derived from the Company's Q3 2026 Quarterly Report on Form 10-Q and are unaudited. Certain fourth-quarter 2026 figures shown herein are preliminary management estimates, are unaudited, and are subject to change. Yield and return figures are management estimates. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation to update them except as required by law. This presentation is for informational purposes only and is not an offer to sell or a solicitation of any security.

Operating metrics. This presentation includes an annualized LP fee yield, an operating metric calculated from internal data. It is unaudited, is not a measure of financial performance under U.S. generally accepted accounting principles (GAAP), and may not be comparable to similarly titled measures used by other companies.

BTCS

COMPANY & INDUSTRY PRIMER

What's inside

BTCS

SECTION 01

Imperium 101

DeFi liquidity provisioning: how on-chain markets work and how BTCS earns fees on them.

IMPERIUM 101

How a liquidity pool works

A pair of assets is supplied to an on-chain pool. Traders swap against that pool, and every swap pays a small fee that is shared with the pool's liquidity providers.


IMPERIUM
Liquidity provider
BTCS's DeFi segment
Deposits assets
Earns fees
AMM LIQUIDITY POOL
Asset A ⇄ Asset B
Every swap is priced against the pool and pays a small fee into it
Swaps + pays fee
Gets asset out
TRADERS
On-chain swaps
Anyone trading on the exchange

WHY IT MATTERS FOR BTCS

Revenue scales with trading volume.

The more swaps that flow through the pools Imperium supplies, the more fees it earns on the same capital.

Multi-chain lets Imperium follow the volume.

As trading volume shifts between chains, Imperium can redeploy liquidity to wherever fees are highest.

Pool mechanics shown are illustrative. Imperium is BTCS's DeFi segment.

IMPERIUM 101

How a liquidity position responds to ETH price changes

Illustrative example (not BTCS results)

At an illustrative 30% fee yield, a paired LP position leads holding ETH when ETH falls or stays flat, and trails it when ETH rises sharply.



Liquidity position (30% fee yield)
Hold $2M of ETH
Starting point
Position leads holding ETH
Position trails holding ETH
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
Position price range $2,000 to $4,500
$2.08M
$2.34M
$2.60M
$2.75M
$2.82M
START: $2M deployed at $3,000
($1M USDT + 333 ETH)
Holding ETH pulls ahead
above ~$4,230 (+41%)
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000

Value after one year, by ETH price. As ETH falls the pool buys ETH; as it rises the pool sells ETH. Below $2,000 the position holds only ETH and falls with it; above $4,500 it holds only USDT and stops gaining.

For reference, BTCS's realized LP fee yield was about 44% from January 28 to September 30, 2026 (fees earned ÷ average daily capital deployed, annualized; unaudited), above the illustrative 30% example.

Not included in this example: compounding (earned fees are not redeployed), potential fee increases from tighter price bounds or more frequent rebalancing, BTCS's other proprietary strategies, and the costs, including interest. Risks not shown include collateral liquidation on Aave borrowings, smart-contract failures and fee yields below the 30% illustrated.

POSITION VALUE AND MAKEUP AFTER ONE YEAR · LP position value includes $0.60M of fees

ETH $1,500	ETH $2,400	ETH $3,000 · **Entry point**	ETH $3,600	ETH $4,500
ETH 100%	ETH 76% / 24%	ETH 50% / USDT 50%	29% / USDT 71%	USDT 100%
LP position $1.71M (−14%)	**LP position $2.34M (+17%)**	**LP position $2.60M (+30%)**	**LP position $2.75M (+38%)**	**LP position $2.82M (+41%)**
Hold ETH $1.00M (−50%)	Hold ETH $1.60M (−20%)	Hold ETH $2.00M (0%)	Hold ETH $2.40M (+20%)	Hold ETH $3.00M (+50%)
+$0.71M	**+$0.74M**	**+$0.60M**	**+$0.35M**	**−$0.18M**

BTCS

IMPERIUM 101

Hypothetical backtest: ETH/stablecoin liquidity position vs. holding ETH, Oct 2023 to Oct 2026 | Not BTCS results



Hypothetical cumulative return, Oct 2023 to Oct 2026
Holding ETH
Hypothetical ETH/stablecoin LP
+250%
+200%
+150%
+100%
+50%
0%
−50%
Oct 2023
Oct 2024
Oct 2025
Oct 2026
+200%
+52%

Cushioned, not immune
ETH's worst drop in this period was −62%; the backtested LP position's was −25%.

Illustrative constant fee yield
The backtest uses a 30% annualized fee yield in every month. Actual fee yields fluctuate with trading volume and market conditions and may be materially lower.

Same capital, different outcome
In this backtest, $100 held in ETH returned +52%; $100 in the hypothetical liquidity position returned +200%, before costs.

Hypothetical backtest, not BTCS results: BTCS began deploying liquidity positions in 2025, after most of the period shown. Uses actual ETH-USD daily closes (Coinbase) from Oct 21, 2023 to Oct 21, 2026, measured monthly; drawdowns are peak-to-trough on monthly values. The hypothetical position is a 50/50 ETH/stablecoin liquidity position (value moves with the square root of ETH's price change) earning an illustrative 30% annualized fee yield, reinvested monthly, excluding costs and interest. BTCS uses leverage, which would have increased both gains and losses. BTCS's realized annualized LP fee yield was about 44% from January 28 to September 30, 2026 (fees earned ÷ average daily capital deployed, annualized; unaudited management calculation). Hypothetical results have inherent limitations: they are prepared with the benefit of hindsight, do not reflect actual trading, may differ materially from results BTCS has achieved or will achieve, and are not indicative of future performance. See Safe Harbor.

BTCS

IMPERIUM 101

Liquidity pools on AMMs: fees scale with volume

An automated market maker (AMM) is an on-chain exchange where trades are priced against a pool of two paired assets. Every swap pays a fee to the pool's liquidity providers (LPs), so revenue scales directly with trading volume.

1 Supply liquidity

Imperium deposits two paired assets into the pool as an LP.

2 Traders swap

Each swap is priced against the pool and pays a small fee.

3 Fees accrue by share

LPs earn pro-rata, so more volume means more fees on the same capital.

WHY IT MATTERS FOR BTCS

Multi-chain lets us follow the volume

Through its Imperium segment, BTCS supplies the liquidity and earns the fees. As trading volume shifts between chains, running multi-chain lets BTCS move to wherever revenue is highest.

$89B

locked in DeFi, a deep, growing pool of fees to follow

Pool mechanics are illustrative. DeFi TVL (all chains) per DefiLlama as of October 26, 2026. Imperium is BTCS's DeFi segment.

BTCS

IMPERIUM 101

Tokenized equities: a potential extension of Imperium

THE SEC PATH

- A Sept 2026 SEC order eases the dealer definition for qualifying AMM liquidity providers.
- It runs through 2031 and uses proprietary capital, with no custody of customer assets.
- Imperium has filed the required notice, disclosures, and compliance procedures.

WHY IMPERIUM FITS

- The same mechanic Imperium runs today: deploy into AMM pools and earn fees on volume.
- Our approach to evaluating liquidity, activity, and capital efficiency transfers directly.
- Existing infrastructure lets Imperium extend the model to a new asset class with minimal lift.

A FAST-GROWING MARKET

- Tokenized stocks reached ~$3.4B onchain in Oct 2026, up from ~$951M in March.
- ~$12B in monthly onchain transfer volume (Oct 2026), the fastest-growing RWA category.
- Broader tokenized real-world assets are projected in the trillions longer term.

Sources: tokenized stock value and monthly transfer volume per RWA.xyz (Mar and Oct 2026); Ripple/BCG (2026); figures approximate and directional. Tokenized-equity provisioning is not yet commenced and is subject to venue access, market development, and ongoing compliance. No launch date or capital commitment; reliance on the exemption is not SEC approval of Imperium or its strategies.

BTCS

SECTION 02

Builder+ 101

Block building: how Ethereum transactions get ordered into blocks, and how BTCS earns fees doing it.

BTCS

BUILDER+ 101

Basics of transaction flow on Ethereum

Five roles move a transaction from a user's wallet into a confirmed block. BTCS operates at two of them.

1 Mempool

When a user initiates a transaction, it goes to the mempool, a temporary storage for pending transactions awaiting confirmation and inclusion in a block. Transactions in the mempool are publicly accessible and carry fees users pay to prioritize inclusion.

2 Searcher

Searchers monitor the public mempool for arbitrage opportunities, aiming to profit by bundling and reordering transactions. They tell builders their preferred bundles for the next block but don't construct blocks themselves.

3 Builder

BTCS: BUILDER+

Builders construct blocks by arranging transactions and bundles to maximize fees, then submit the block to validators. Their profit is the difference between total transaction fees and the fee paid to a validator.

4 Relay

Relays securely pass blocks between builders and validators, keeping block contents hidden from validators until the block is signed.

5 Validator

BTCS: NODEOPS

Validators propose blocks, choosing the one with the highest builder fee from submissions via relays. They sign and broadcast the selected block, which becomes part of the blockchain once confirmed by other validators.

Simplified illustration of Ethereum's proposer-builder separation (PBS) process.

BUILDER+ 101

Builders and block construction

WHAT IS BUILDER+?

Builder+ is our Ethereum block builder. It uses advanced algorithms to construct optimized blocks for on-chain validation, designed to maximize revenue (MEV).

Builders monitor the Ethereum transaction queue (mempool) for pending transactions and bundles, and reorder them strategically to create an “optimized block” that contains the transactions with the highest fees.

Builders pay a fee to purchase rights to block space from a validator, and earn the transaction fees from the transactions in the selected block.

CHRONOLOGICAL ORDER VS. MEV-OPTIMIZED BLOCK

Chronological order	MEV-optimized order
Tx 1	**Bundle A**
Tx 2	Tx 4
Tx 3	**Bundle B**
Tx 4	Tx 1
Tx 5	Tx 6
Tx 6	Tx 2
TOTAL FEES	TOTAL FEES
65	**100**

Illustrative. Ordering transactions and searcher bundles for value raises the fees a block pays; figures are not BTCS results.

BUILDER+ 101

Block building on Ethereum

Builder+ buys block space, fills it with the most valuable compliant transactions, and keeps the fees.

1 Acquire block space

Process: Builder+ bids in the Proposer-Builder Separation (PBS) auction for the right to fill the next block from the current validator.

Objective: Obtain block space at an optimal price to maximize revenue.

2 Construct an optimized block

Process: Builder+ uses advanced algorithms to select and sequence compliant* transactions from the public mempool and private order flow.

Objective: Maximize the gas fees in each block while adhering to compliance standards.

3 Collect gas fees as revenue

Process: Builder+ receives the gas fees from transactions added to successfully proposed blocks.

Objective: Capture scalable revenue from gas fees, supporting BTCS's growth through sustained MEV opportunities.

REVENUE	COST OF SALES	GROSS PROFIT
Gas fees and MEV from the transactions in each winning block	The bid paid to the validator for the block space	Revenue minus the bid; it scales with order flow

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses.

BUILDER+ 101

Ethereum transaction process flow


Tx
Tx
Tx
Tx
Users
Private order flow
Public mempool
BUILDERS
Builder+
BTCS
Revenue:
gas fees + MEV
Block + bid
RELAY · PBS AUCTION
Relays hold each block in escrow and pass the highest bid to the validator.
Cost of sales:
the winning bid
Proposes the block and receives the bid as execution rewards
VALIDATOR
Proposer
incl. BTCS NodeOps
ETHEREUM BLOCKCHAIN
Block 100
12s
Block 101
12s
Block 102
12s
Block 103
12s
Block 104
Validator
Validator
Validator

Other validators attest to the new block and earn consensus rewards. A new block is added about every 12 seconds.

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses.

BTCS

SECTION 03

NodeOps 101

Validators and staking: securing proof-of-stake networks and earning rewards.

BTCS

NODEOPS 101

What an Ethereum validator does

Ethereum is secured by validators that stake ETH as collateral. Validators that do their job earn rewards paid by the protocol.

Stake

Each validator is activated with at least 32 ETH. Since the 2025 Pectra upgrade, a single validator can hold up to 2,048 ETH.

Validate

In every 12-second slot, one validator is chosen to propose a block and others attest that it is valid. Together they finalize the chain.

Earn

Consensus-layer rewards for attesting and proposing, plus execution-layer priority fees and MEV when proposing a block.

Stay honest

Missed duties cost small penalties. Provably malicious behavior, such as signing two blocks for one slot, is slashed.

Ethereum protocol parameters per ethereum.org. Description is general and simplified.

NODEOPS 101

How BTCS stakes ETH: solo and Rocket Pool nodes

Ethereum has no built-in delegation. NodeOps stakes ETH through two kinds of nodes, both earning the protocol rewards described on the prior slides.

Solo validators

BTCS runs the validator and supplies all the stake

- BTCS stakes ETH from its balance sheet, at least 32 ETH per validator
- BTCS operates the node infrastructure and performs every validator duty
- All consensus and execution-layer rewards accrue to BTCS

Rocket Pool nodes

BTCS runs the node; stake is shared with pooled ETH

- BTCS posts an ETH bond and is matched with ETH from Rocket Pool stakers
- BTCS operates the node and performs the validator duties
- BTCS earns rewards on its bond plus a commission on the pooled ETH

Validator operator since 2021. NodeOps generated ~3% of BTCS revenue in the nine months ended September 30, 2026.

Rocket Pool mechanics simplified; see rocketpool.net for protocol details.

BTCS

NODEOPS 101

Custody: who holds the keys

In crypto, whoever controls the private keys controls the assets. How staked assets are held matters as much as how they are staked.

Custodial

An exchange or custodian holds the keys

- The platform controls the private keys, not the owner
- Customer assets are pooled together on the platform
- The platform sets staking terms, fees and payouts
- Owners are exposed to the platform's solvency and conduct

Examples: exchange staking and "earn" programs

vs.

Non-custodial

The owner holds the keys

- The owner controls the private keys at all times
- Assets stay in the owner's own wallet or validator
- The Ethereum protocol pays staking rewards directly
- No exposure to a third party's balance sheet

Examples: solo validators and Rocket Pool nodes

Rule of thumb: "not your keys, not your crypto." When FTX collapsed in 2022, customers lost access to assets it held for them.

Description is general and simplified; it is not a description of any specific platform's terms.

SECTION 04

Blockchain 101

Blockchain basics and Ethereum by the numbers.

BTCS

BLOCKCHAIN 101

Blockchains explained

A blockchain ledger is a distributed ledger maintained by a network of computer nodes that validate transactions.

TRADITIONAL VS. BLOCKCHAIN SYSTEMS



Central ledger
Distributed ledger

Traditional
Trust and consensus are entrusted to third-party intermediaries (such as banks).

Blockchain
Trust and consensus are built into the network and secured by cryptography.

HOW BLOCKCHAINS WORK

1. A transaction (payment, contract, record, etc.) is broadcast to a peer-to-peer network of computers, called nodes or validators.
2. The network of validators uses a consensus algorithm to validate the transaction.
3. Once validated, the transaction is combined with others to create a new block of data for the ledger.
4. The new block is permanently added to the existing, unalterable blockchain ledger.

Distributed ledgers record ownership of assets in a publicly shared registry, removing the need for central authorities to certify ownership and clear transactions.

BLOCKCHAIN 101

Blockchains are ushering in a new era of technology

The computer and internet age digitized information on a global scale. Ethereum is ushering in an age of real-world asset tokenization and transfer without trusted intermediaries such as banks and exchanges.

FROM DIGITIZING INFORMATION TO TOKENIZING ASSETS



Mainframe computers
Internet
1st-generation blockchains (Bitcoin)
1970s
1980s
1990s
2000s
2010s
2020s
Personal computers
Social media and cloud
Ethereum's blockchain
Digitization of information
Tokenization of assets

NEXT-GENERATION BLOCKCHAINS

- Proof-of-stake (PoS) consensus
- Energy efficient: no mining
- Infrastructure powering:
  - DeFi: decentralized finance
  - Stablecoins: tokenized dollars
  - Tokenized real-world assets
  - NFTs and Web3 applications

BTCS

BLOCKCHAIN 101

Next-generation opportunity and relative comparison

Web3 and transaction-based industries built on next-generation blockchains represent a multi-trillion dollar market opportunity.

1st-generation blockchains

Bitcoin and gold are stores of value.



$29.1T[2]
Gold
$1.7T[1]
Bitcoin

Next-generation blockchains, e.g. Ethereum

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in Web3.



$30T
Estimated internet value (conservative)
$498.9B[1]
Top 4 next-gen blockchains[3]

(1) CoinMarketCap as of October 13, 2026. (2) Gold market capitalization per companiesmarketcap.com as of October 13, 2026. (3) Ethereum, BNB, Solana and TRON. Estimated internet value is a management estimate. Circle areas are to scale within each panel. Prepared by BTCS; reflects solely the opinion of BTCS and its management.

BLOCKCHAIN 101

Blockchain use case: same loan, two systems

Lending is one everyday use case for blockchain technology. Aave, a lending protocol on Ethereum, replaces a bank's branches and loan officers with a smart-contract pool. Depositors earn more, borrowers pay less, and the market never closes.

TRADITIONAL BANK

Depositor → Deposits → **Bank** (Branches and loan officers) → Lends → Borrower

Depositor ← Earns 0.38% ← Bank ← Pays 11.9% ← Borrower

RATE SPREAD

~11.5 pts

borrow minus deposit rate

Collateral: Often unsecured; credit approved by people

Hours: Business hours; closed weekends and holidays

Rules set by: Loan officers, committees and policy

DEFI LENDING (AAVE)

Depositor → Deposits → **Aave** (Smart-contract pool) → Lends → Borrower

Depositor ← Earns 3.65% ← Aave ← Pays 4.41% ← Borrower

RATE SPREAD

~0.8 pts

borrow minus deposit rate

Collateral: Overcollateralized; borrowers post more than they borrow

Hours: 24/7, 365 days a year

Rules set by: Smart-contract code; rates adjust automatically

Aave: Aave V3 Ethereum USDT supply and borrow APY per DefiLlama, November 10, 2026; Aave rates are variable and change with market conditions. Bank deposit rate: FDIC national average savings rate (0.38%), October 19, 2026. Bank borrow rate: Federal Reserve G.19, commercial bank 24-month personal loan rate (11.90%), Q3 2026.

BTCS

BLOCKCHAIN 101 · PART 2

Ethereum by the numbers

Staking, supply, developers, store-of-value comparisons, performance, and the stablecoin flywheel.

BLOCKCHAIN 101

Ethereum statistics

Ethereum is secured by proof of stake: ETH holders lock up ETH to run validators that confirm transactions and add new blocks. A growing share of ETH is staked to secure the network.



Total ETH staked (millions, approximate), Jan 2021–Oct 2026
2
6
9
13
16
21
29
33
34
36
36
39
44
Jan '21
Jul '21
Jan '22
Jul '22
Jan '23
Jul '23
Jan '24
Jul '24
Jan '25
Jul '25
Jan '26
Jul '26
Oct '26

~43.9M

ETH staked as of Oct 2026, up from ~2M in early 2021

~841K

active validators as of Oct 2026, falling as operators consolidate into larger validators

12 sec

per slot: a new block can be added every 12 seconds

Sources: ETH staked as of October 26, 2026 per Staking Rewards; historical staked ETH (January 2021 onward) per beaconcha.in staked ether chart, values approximate; active validators as of October 14, 2026 per ValidatorQueue.

BTCS

BLOCKCHAIN 101

Supply growth since the Merge: ETH vs. Bitcoin vs. Solana

Validators are paid in newly issued ETH, while part of every transaction fee is burned. When the network is busy, more ETH can be burned than issued, which is why ETH supply has grown more slowly than Bitcoin's or Solana's since the Merge.

Change in token supply since the Merge (Sep 15, 2022)



Solana*
Bitcoin
ETH
25%
20%
15%
10%
5%
0%
-5%
+19.2%
+5.0%
+1.4%
Sep 2022
Mar 2023
Sep 2023
Mar 2024
Sep 2024
Mar 2025
Sep 2025
Mar 2026
Sep 2026

Supply change

	SINCE MERGE	LAST 12 MO
ETH 122.2M	+1.4%	+0.8%
Bitcoin 20.1M	+5.0%	+0.8%
Solana* 636.2M	+19.2%	+3.5%

Current supply shown under each name

Data through October 21, 2026. ETH: Coin Metrics (on-chain supply). Bitcoin: blockchain.info (node data). *Solana: estimated from the network's published inflation schedule and current on-chain supply.

BLOCKCHAIN 101

Ethereum has the largest developer ecosystem

Developer activity is a leading indicator of future network use. Ethereum, including its layer-2 networks, has more active developers than any other blockchain and attracts the most newcomers.

Active developers

2025


Ethereum
31,869
Solana
17,708
Bitcoin
11,036

New developers

January to September 2025


Ethereum
16,181
Solana
11,534
Bitcoin
7,494

Source: Electric Capital 2025 Developer Report (developerreport.com), the most recent edition as of October 2026. Ethereum figures include layer-2 networks. Electric Capital's counts are disputed by some ecosystems.

BLOCKCHAIN 101

Ethereum compared to legacy store-of-value assets

	ETH	Bitcoin	Art	Gold	US Treasury	Stocks	Real estate
Portable	Yes	Yes	—	—	Yes	Yes	—
Divisible	Yes	Yes	—	—	Yes	Yes	—
Durable	Yes	Yes	Yes	Yes	—	—	Yes
Scarce	Yes	Yes	Yes	Yes	—	—	Yes
Yield generating	Yes	—	—	—	Yes	Yes	Yes
Seizure resistant	Yes	Yes	—	—	—	—	—
Programmable	Yes	Limited	—	—	—	—	—
Market size	<$1T	$1T+	$2T+	$20T+	$25T+	$100T+	$300T+

Source: Electric Capital, "Beyond Stablecoins: The Case for Ethereum" (electriccapital.substack.com).

BLOCKCHAIN 101

The ETH–stablecoin flywheel

The growth of the stablecoin economy sets up a powerful flywheel for Ethereum and ETH.

As more stablecoins are put to work on Ethereum, demand for ETH strengthens. A higher ETH value and a more secure network attract more institutions and services, which fuels even greater stablecoin adoption.


Growing demand for stablecoins
01
02
More stablecoins put to work on Ethereum
03
Greater use of ETH as collateral
04
ETH price and Ethereum security strengthen
05
More institutions build products on Ethereum
ETH–stablecoin flywheel

Source: Electric Capital, "Beyond Stablecoins: The Case for Ethereum" (electriccapital.substack.com).

BLOCKCHAIN 101

The Ethereum and DeFi economy

Imperium operates in a rapidly expanding on-chain financial system.

- **$89B** of capital is locked in DeFi protocols, forming a deep liquidity base for lending, staking, and liquidity provisioning.[1]
- Stablecoin transaction volume exceeds **$15T** annually, providing the primary liquidity rail for DeFi lending and yield strategies.[3]
- Leading DeFi protocols generate **~$2.0B** in annualized fees, demonstrating real economic activity.[4]
- Imperium deploys capital directly into these revenue-generating protocols, positioning BTCS to capture high-margin, utilization-driven income.

Spot trading is moving on-chain[2]

DEX share of global spot trading volume



2%
5%
8%
12%
16%
22%
24%
2020
2021
2022
2023
2024
2025
2026*

1. Total value locked across all blockchains per DefiLlama (defillama.com) as of October 26, 2026. 2. DEX share of global trading volume per CoinLaw (coinlaw.io); *2026 is year to date through July 31, 2026, per The Block. 3. Stablecoin transaction volume per AirdropBee stablecoin statistics (airdropbee.com). 4. Last-30-day fees of Aave, Uniswap, Morpho, Maple and Curve, annualized, per DefiLlama as of October 26, 2026.

BTCS

NASDAQ: BTCS

Public-Market Access to the Blockchain Economy

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